Exhibit 99.3
QUESTION AND ANSWER

Operator
(OPERATOR INSTRUCTIONS) Harsh Kumar, Morgan Keegan.

Harsh Kumar - Morgan, Keegan — Analyst
Congratulations on a very good June guidance in what is a tough economy. Just a couple of quick questions. Gross margin impact, when you said slightly, Carl, are you saying — could you be more specific, 20 basis points, 30 basis points or less or more than that?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
Yes, I think that is a good estimation, Harsh.

Harsh Kumar - Morgan, Keegan — Analyst
Okay.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
You know, we have been focused our growth and our operation on the gross profit increase instead of gross margin. And what we tried to do is driving the revenue growth as much as possible and such that at the bottom line you keep your better gross profit. So I always focused on gross profit, and we show a great increase sequentially on the gross profit.

Harsh Kumar - Morgan, Keegan — Analyst
Right. There is not a lot you can do about the currency situation anyway. And then I might have missed something, but Carl, did you say interest income will go down to $2 million, or by $2 million?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
We will have a net impact of net income of $2 million.

Harsh Kumar - Morgan, Keegan — Analyst
Okay, so it will go down by $2 million, it sounds like.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
Right.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, correct.

Harsh Kumar - Morgan, Keegan — Analyst
And would you, if you are assuming that, Carl, would you expect — are you expecting that the auctions will start pretty soon for the auction rate securities?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, we don’t know.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
We classify them as temporary, and we don’t know what the market holds out there.

Harsh Kumar - Morgan, Keegan — Analyst
Okay, and the last question for me and I will jump back in the queue, could you talk about, Mark, could you talk about the telecom and the industrial marketplace if those are holding in pretty steady? It sounds like consumer is doing all right for you, but what about the other two markets?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
Yes, I think that they are relatively steady. Obviously in the first quarter it was the consumer and the computer that was down more than I think than industrial has a tendency to be better in Q1. So I think that they are holding up pretty well.

Harsh Kumar - Morgan, Keegan — Analyst
Thanks, guys. I will get back in queue. Thank you.

Operator
Ramesh Misra, Collins Stewart.

Ramesh Misra - Collins Stewart — Analyst
Good morning, gentlemen. My first question was in regards to pricing trends in the quarter and how do you see it spanning out in the first few weeks this quarter?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, we always are going to see ASP decrease every quarter and all the time. 1Q is really normal, a normal drop. We don’t see any significant drop. But with our cost reduction — and you remember I said the reason we are able to hold in, we are able to hold in our gross margin, about the same as the fourth quarter and even we get a pressure from the exchange rate of the China money, Renminbi, but because our low profit or low gross margin of subcontract business especially foundry business is able to, for us to keep the percent, gross margin percent the same.
Go to the second quarter, the China money exchange continues getting worse to our perspective, is continued getting worse. Now we are seeing that exchange rate down sometimes below RMB 7 to $1 US dollar. And we will continue to do our cost reduction and continue improving our product mix to cover the ASP drop. And but that is that renminbi effect, it will reflect some in the second quarter. That is why we see our gross margin will be slightly down. But while we are able to improve our gross profit is by continue to increase our revenue so that the number of units shipped are going to be even more than that the forecast because ASP will go down. But the units going significantly up, and that is why our revenue we forecast $100 million to $106 million.

Ramesh Misra - Collins Stewart — Analyst
Okay. Dr. Lu, in terms of the foundry business, are you anticipating a rebound in Q2 or do you think that happens further down the year?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, even the (inaudible) sum, okay, we’ll still. Remember the purpose of our wafer fab is not really to support the foundry business; the purpose is to support ourselves. We use it whenever we have excess capacity, then we will support the foundry business. And therefore, move farther to the future. If our business continues to increase, if we are able to continue loading our factory, especially our wafer fab in Kansas City, then we just sell excess capacity to the foundry business.

Ramesh Misra - Collins Stewart — Analyst
Okay. In regards to your comments about beginning to see improving signs in the consumer and PC market, is this related to new design wins, new market areas, new customers? The reason I ask that is that in general the consumer market, and even the PC market tends to remain soft even through the summer months, so I wanted to get a sense of —

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
If you remember every quarter Mark King always talking about how many design wins, how many new products we announced, and so you’re going to expect to see we are going to be growing faster than the market grows. And you remember our objective always, we want to grow two times faster than our market growth. And so you can interpret that is what we are doing. We are doing quite good on the new products and new design wins.

Mark King - Diodes, Inc. — SVP, Sales, Marketing
We see in a couple of our key end equipments in Asia, though, were quite soft in Q1, and they are recovering and starting to ramp back to what was more expected yearly rate. For example, like notebook.

Ramesh Misra - Collins Stewart — Analyst
Okay.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
But still, second quarter is not that strong. It is still not that strong.

Mark King - Diodes, Inc. — SVP, Sales, Marketing
But it is an improvement from Q1.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, if you look at second quarter and first quarter, yes the market especially consumer and computer is especially in the notebook area, they improved from the first quarter. But you are right, we forecast we’re going to improve better than the market improves.

Ramesh Misra - Collins Stewart — Analyst
Okay, it’s good to see Mark earning his keep.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
You want to make his money worth it to pay him, right.

Ramesh Misra - Collins Stewart — Analyst
Thanks very much.

Operator
Steve Smigie, Raymond James.

Steve Smigie - Raymond James — Analyst
Congratulations also on the nice revenue guidance there. I was just curious, in terms of Zetex acquisition, when is the voting actually take place by the investors?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Actually everything that project has been progressed per the schedule. Right now the shareholder voting, of Zetex shareholder voting is scheduled for May 12th, which is next week.

Steve Smigie - Raymond James — Analyst
Okay.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
And if it is approved by their shareholders, then we expect to close according to our current project, our current plan is somewhere at end of first week of June.

Steve Smigie - Raymond James — Analyst
Okay, and I know in the past you’ve indicated that you can get a pretty substantial increase in gross margin by moving products in house and maybe 800 to 1000 basis points better sometimes than your competition by taking packaging from outsource to in-house. Is there any reason why you wouldn’t be able to do that with the discrete products at Zetex?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Number one, we won’t say we cannot. I don’t see any reason we cannot, but we still need to be careful. Remember, our Anachip acquisition. If we said we move everything to ourselves, you wouldn’t see the support from our subcontractor partner, going to be so scare and then drop the support. And so our Anachip acquisition, we always do is we said, we would keep the current run rate but any additional growth we would move inside. And that’s why it took us, if you remember, it took us until September, until end of third quarter last year, which almost took one and three quarter to move in most of the staff into our own factory.

And we did not want to — because save the cost moving to ourselves and because it caused our customer some trouble. It took time to qualify the product. It took time to get our customer to approve the conversion. Even we know our SKE capability and our quality is good, but we still need a customer approval before we can move. And since they are focused in industrial and automotive, that approval process is longer than the consumer product, consumer customers. And so we would gradually move in, but we will not just make a big wave, big move. But for any new customer new design wins, after we qualify SKE, we would get the product from SKE to support any new customer, new design wins. But existing customer, we will take time.

Steve Smigie - Raymond James — Analyst
Okay, thank you. That’s very helpful. On the currency impact on gross margin, as I look forward I am certainly not a currency expert, but my understanding is that maybe over time the Chinese currency will become less tied to US currencies and so it has been somewhat undervalued as it is. So do you anticipate that continuing to be a problem in future quarters? And if so, is there any way to hedge that out?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, I, from long-term point of view, if they gradually change it won’t cause us much problem because we are covered typically cover this exchange rate by product mix, by new design, by new product by the cost reduction is only affect us is when we see a big drop in a very short period of time. And you remember since they were tied to the US and then they just at the late part last year to probably now, they make exchange rate start to free up and they start to see a significant change. And, Rick, you look at it 1Q to 2Q on average, exchange rate is what, 7%?

Richard White — Diodes, Inc. — Senior Vice President, Finance
Yes, about 7% or 8%.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
About 7%, 8% just one quarter change. And that is why we cannot react to that kind of change because most our manufacturing is in China. And that causes us the problem. But if they change it gradually it should not affect us because we identify enough cost reduction effort and product mix effort. It is typically able to protect us from that kind of problem.

Steve Smigie - Raymond James — Analyst
Okay, thanks. On the interest income, I think that some of those auction rate securities had a feature that if the auction process stopped it would tick up the interest rate, which is I guess where you are seeing 7% type interest rate. What caused it to go back down to the 2.5%?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
The auction security rate, what happened is when the auction failed, they go to a higher interest rate by the contract. But then after that, then they go back by the contract again, go back to so-called contract rate. And that is just whenever the first time when they failed, which all our ARS start to fail in February 13 and we typically invest in like 28 days. So when you start to see that security — we have how many, 60 — 67 different contracts. So when they start to — and remember we stated in different time periods. So we try to make it as liquid as possible. So when they start to fail they always go to very high interest rate. But then the second time when they failed again, then they will reset it into a much lower rate.
And so we get those goodies during the February and March time frame, and that is why if you remember our first quarter earnings, our interest income is actually higher than fourth quarter interest income because of where they fail and give us those goodies. Now after they reset to the lower rate we are going to start to see our interest income going to be much lower. So I think we give a guidance is, it will affect us the bottom line, the income after tax, about $2 million.

Steve Smigie - Raymond James — Analyst
Okay, great. Thanks a lot. I will jump back in the queue.

Operator
Shawn Harrison, Longbow Research.

Shawn Harrison - Longbow Research — Analyst
Getting back to the wafer business, I know you have been transferring some of the production of six inch capacity. I was hoping you could update us on where we are at that right now and what that brings monthly unit capacity to at FabTech site.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
We buy equipment and start to set it up today. We do not have any six inch output yet. Our SBR need is we plan to use that six inch for our new SBR business, but currently we are able to support it by the five inch. So we will concentrate to get on the five inch, because if you remember our supporting, our foundry business went down so now we have capacity to use this for ourselves. So we (technical difficulty) today. We bought equipment. We do the development. And under the development but we do not any production output from the six inch equipment yet.

Shawn Harrison - Longbow Research — Analyst
Okay, so you will I guess as you see maybe demand begin to build in the back half of the year you could bring some of that on, if you can’t fill it with the five inch? Okay. Secondly, maybe taking a different view of the end market, if we could maybe look at it on a year-over-year basis for next quarter and into the back half of the year, maybe which end market should we see the strongest year-over-year type of growth trends?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
I think it will be in our present business, I think you will see our growth rates continue to be maybe we will see some expansion in our growth due to our SBR products in the industrial market. But again, we are pretty tied. Our core business is pretty tied to the consumer and computer market, so I think you will continue to see our growth in that area. Now as we later integrate the Zetex acquisition I think you will see more emphasis and more Diodes like growth in the industrial and automotive markets. And a little bit more overlap in the communications market. But I really can’t speak for that because I am just really — I don’t have a picture of that yet.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
We cannot.

Mark King - Diodes, Inc. — SVP, Sales, Marketing
I think our business will pretty much continue to track the way it is tracking from a growth perspective.

Shawn Harrison - Longbow Research — Analyst
Okay, maybe just focusing the question back to the consumer electronics business, it looked like kind of the basic math that it was flat on a year-over-year basis. Should we expect that to get kind of back to a more mid single digit type of year-over-year growth number going forward or should it kind of stay in the low single digit to potentially flat type of number?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, you are talking about the general market growth. You are talking about Diodes market growth?

Shawn Harrison - Longbow Research — Analyst
The Diodes market growth within consumer electronics, based upon my math it looked like it was essentially flattish on a year-over-year basis during the March quarter. Just maybe just some better insight into where that number should be going forward.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Number one, we do not really give the forecast other than the current — well, the second quarter. And like I mentioned, second quarter, other than the market recovery, general market recovery from first quarter, we do have announced new product and design win. And for example, our hall sensor, we’ve been talking about we are going to get into the cell phone, and we started getting one customer to more customers, one platform to more platforms. So you can see we have a lot of good design win effort on the new product. So you don’t limit us on just the general market growth. That is why we give $100 million to $106 million revenue for second quarter, which is much higher growth.

Shawn Harrison - Longbow Research — Analyst
Then just maybe a follow-up for Carl here, the SG&A line, I know you’ve talked about it before maybe holding relatively firm on a dollar basis throughout the year. If you could just provide an update on your thoughts on SG&A.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
For SG&A we do not see a significant — that’s our business model anyway — we get our revenue growth as much as possible and keep the — such that they can fall through the gross profit line and get R&D maybe the keep the rate or a little bit slightly below, somewhere around that. And that is why we say our R&D is 3% to 4% of revenue, and we will continue keeping that. And then our SG&A doesn’t grow as fast as our revenue growth. So as a percent our SG&A will continue going down, and that way it will help us on our bottom line.

Shawn Harrison - Longbow Research — Analyst
Okay.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Now interest rate, I cannot forecast. We don’t know. But that is really beyond our control, so I’m more focused on profit from operations. And I think our profit from operations will be able to continue to improve because the growth of our revenue.

Shawn Harrison - Longbow Research — Analyst
That’s helpful. Thank you.

Operator
Christopher Longiaru, Sidoti & Co.

Christopher Longiaru - Sidoti & Co. — Analyst
Congratulations on the guidance. My first question is you talked about consumer and computer being weak in the first quarter and coming back a little bit. Can you tell me how that progressed? Does that kind of just progress over the course of the quarter, or did it just start to happen at the beginning of this quarter? What does that kind of look like?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, this quarter we’re already one month past, so we already see that slightly up. Then you start working on the booking on the second month. You can see it gradually recover.

Christopher Longiaru - Sidoti & Co. — Analyst
So was more at the beginning of this quarter than at the end of last quarter?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, correct.

Christopher Longiaru - Sidoti & Co. — Analyst
I think I missed this number, but last time I think you did about 40% in the fourth quarter with respect to new products and analog sales. You have a number — did you give a number for this quarter?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
30%.

Christopher Longiaru - Sidoti & Co. — Analyst
30%.

Mark King - Diodes, Inc. — SVP, Sales, Marketing
Yes, we had some — obviously a lot of our new products are in the newest consumer products and so forth. So it was off a little bit, but we also had a significant chunk of our QFN productline matured. Although it is growing and the margins are holding steady it is not any longer a new product.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
And one key thing is this. When we do you know the analog is actually coming from Anachip acquisition, so when we took over Anachip acquisition, a lot of, Anachip is not that old company so a lot of the revenue coming from the Anachip product, and now we already have a two-year so a lot of that— (multiple speakers).

Christopher Longiaru - Sidoti & Co. — Analyst
You included all that in Anachip, all the Anachip revenues included as new?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Majority of Anachip was as the new product but now some of the Anachip product will be already aged out three years.

Mark King - Diodes, Inc. — SVP, Sales, Marketing
Yes, we took all the standard stuff out, but a lot of the newer products were brand-new because they were really only a three-year old company, and most of their revenue was coming from stuff that was designed in that year when they really started to grow. So yes, it is also starting to mature.

Christopher Longiaru - Sidoti & Co. — Analyst
But the analog stuff in general has higher margins anyway, so that should help, right?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
Right.

Christopher Longiaru - Sidoti & Co. — Analyst
Okay, the last question is inventories grew a little bit in the quarter. I just wanted to get an idea of where that was and what you expect going forward.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, there were several reasons that caused the inventory to grow. Number one, we always when our fab capacity a little bit stock, we try to build some ready for the upturns. And number two, we need to build inventory, and you can — $100 million to $106 million growth — you have a lot of units. The unit growth will be much higher.

Christopher Longiaru - Sidoti & Co. — Analyst
Got it.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
And therefore you need to build up the inventory for that. And number three is building material, that since we’re talking about a lot of let’s say gold, we use a gold wire and you know gold is going up.

Christopher Longiaru - Sidoti & Co. — Analyst
Right, okay.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
And a lot of stuff is going up, and we need to use the same inventory, the same quantity of the inventory them inventory data will go up. So there are so many reasons caused the inventory up, but I am not really concerned because don’t forget is the lower revenue based on the lower revenue. If when the revenues start to go up your inventory days will go down.

Christopher Longiaru - Sidoti & Co. — Analyst
Okay.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
At least the average inventory days will go down.

Christopher Longiaru - Sidoti & Co. — Analyst
Okay, and the last thing was I think missed this, I am sure you said it, Carl, but did you give that tax rate for next quarter and a share count?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
The tax rate?

Christopher Longiaru - Sidoti & Co. — Analyst
Yes.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
In the guidance we indicated for the full year we expect to be in the 13% to 15% range.

Christopher Longiaru - Sidoti & Co. — Analyst
Okay, and —.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
The share count we did not, but it is in the 43 million range.

Christopher Longiaru - Sidoti & Co. — Analyst
Okay, that’s all I’ve got. Thanks, guys.

Operator
Harsh Kumar, Morgan Keegan.

Harsh Kumar - Morgan, Keegan — Analyst
A couple more questions. It is pretty intuitive, but talked to Dr. Lu because Zetex is not in consumer and computing, can we assume that once you acquire them that the March seasonality will be somewhat — you will be better off for March seasonality because of that acquisition next time around?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Definitely. That is the reason, one of the reasons we said we want to do it. It gives us a (inaudible) seasonality effect. But it will reduce some but won’t be completely get rid of it. That is because their revenue base still not as big compared with Diodes. So we are going to get effects, but the effectivness will be reduced because of seasonality. That is why we really want to spend more — by this acquisition we can get in more on the European market, automotive market and industrial market. And all those will help us to deduce the similarities.

Harsh Kumar - Morgan, Keegan — Analyst
That’s fair, and then maybe a question for Mark. Mark, is there a big learning curve for your sales force for Zetex’s products?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
No, really they are just on a higher end of the product range we sell. Basically they fit into the same portfolios that we are already selling. We might have to teach them a little discipline on price because they are dealing with more proprietary products rather than some more commodity products. So I think that we are going to have to teach them a little bit more patience than we generally show in the marketplace. But I think in reality the overlap is quite good. As well as the Zetex people are quite familiar with our product and I think a lot of them, Zetex used to sell all this product several years back. And I think one of their weaknesses was the ability to offer enough to the customer.

Harsh Kumar - Morgan, Keegan — Analyst
Okay, and then last question.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
(multiple speakers)

Harsh Kumar - Morgan, Keegan — Analyst
How much would you say you are booked for this guidance as of now?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
For this guidance the one we give to you is 100% Diodes only.

Harsh Kumar - Morgan, Keegan — Analyst
Right, but how much (multiple speakers)

Mark King - Diodes, Inc. — SVP, Sales, Marketing
Our backlog is traditional — going into the quarter was traditional what it always is — I think right around 50%.

Harsh Kumar - Morgan, Keegan — Analyst
Got it. Okay, fair enough. Thank you, guys.

Operator
Steven Smigie, Raymond James.

Steve Smigie - Raymond James — Analyst
Just to draw on an earlier question a little bit more specifically, for 2Q SG&A, would I expect that to be up a few hundred thousand dollars sequentially?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
That is a reasonable estimate, Steve.

Steve Smigie - Raymond James — Analyst
Okay, and maybe a couple hundred thousand dollars sequentially on the R&D side?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Probably so.

Steve Smigie - Raymond James — Analyst
How can I think about gross margins for the back half? I know you only got for one quarter, but you’ve got potential currency impact, but you’ve also got a higher mix of analog coming in. So is it more likely that it is sort of flattish in the back half or could we even — you are continuing — you’ve moved most of the Anachip stuff in-house. But are there more efficiencies you can get there so maybe just leaving a little bit of expansion in gross margin in the back half percent wise? I know the dollar wise is more important, but I am just for modeling purposes just trying to understand what could happen there.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
I think the best way just comparable because we typically get first the exchange rate won’t be changing that much. It will probably continue to get worse, but won’t be like what we see in the first quarter recently. I think it will start to slow down that change. Number two, in our cost reduction our new product, in analog like you say, you should be offset the ASP reduction, and if the market is really good up you can get ASP firm then you can better gross margin. But if the market is still weak, then ASP pressure will get worse. Then — at this moment without knowing what will be happening in the second half, that most way just say comparable, you know flat or comparable.

Steve Smigie - Raymond James — Analyst
Any customers over 10% other than distributors?

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
I don’t think we have — I don’t know, do we have any one now more than 10%? Other than —

Mark King - Diodes, Inc. — SVP, Sales, Marketing
I haven’t looked.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
We don’t know.

Mark King - Diodes, Inc. — SVP, Sales, Marketing
I don’t think so.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
Actually our distributors aren’t greater than 10% individually either.

Steve Smigie - Raymond James — Analyst
And then some pretty exciting design wins on the mobile handset side. Do those — will that follow fall into the consumer category, or you going to classify it as under communications? And how long is it until that is 1%, 2% of revenue?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
I don’t know how long it is until it is 1% of revenue, but it is definitely consumer.

Steve Smigie - Raymond James — Analyst
Definitely consumer.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, we classify that in the consumer category.

Steve Smigie - Raymond James — Analyst
Yes, it is (inaudible) 1%, 2% question, but could you at least give a little color on what customer reaction has been to your products on the handset side? You released some new products. What could that look like?

Mark King - Diodes, Inc. — SVP, Sales, Marketing
I think it has been very positive. Predominately our lead into the handset has been on the hall sensor side. And we think everybody that uses the hall sensor is very interested in our product. And now that we’ve got some solid design wins and some production behind some of our new products, more people are becoming interested fast.

Steve Smigie - Raymond James — Analyst
Okay, okay, great. Congratulations again. Thanks a lot.

Operator
(OPERATOR INSTRUCTIONS) I show no further questions in the queue. I would like to turn the call over for any closing remarks.

Dr. Keh-Shew Lu - Diodes, Inc. — President, CEO
Okay, thank you for everybody. And I would like to make one additional comment before we conclude. We will be holding our this year’s annual meeting, annual meeting for the stockholders on May 29th at 10 AM Central time at the Marriott Clarion Hotel in Dallas. So I am looking forward to seeing you all there. And thank you for your participation today. We appreciate your time and consideration. As we enter into the second quarter, you know I am very excited about the improvement of the market and especially the expansion of our performance, our revenue growth. I am very excited about it, and so I will see you, I will talk to you three months from now. Thank you.

Operator
This concludes the presentation, and you may all now disconnect. Good day.